UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Bioanalytical Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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February 3, 2017

Dear Bioanalytical Systems, Inc. Shareholders:

You are invited to attend the Annual Meeting of Shareholders of Bioanalytical Systems, Inc. (“BASi” or the “Company”) to be held Thursday, March 9, 2017 at 10:00 a.m. (ET) at BASi headquarters located at 2701 Kent Avenue, West Lafayette, Indiana, 47906 for the following purposes:

(1)	to elect two Class II directors of BASi to serve for a term expiring at the Annual Meeting of Shareholders to be held in 2020 and until their respective successors are duly elected and qualified;
(2)	to consider and act on a proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accountants for fiscal 2017; and
(3)	to transact such other business as may properly be brought before the meeting.

Details regarding the above matters can be found in the accompanying Notice of Annual Meeting and Proxy Statement.

We hope you are able to attend the Annual Meeting personally and we look forward to meeting with you. Whether or not you currently plan to attend, please complete, date and return the proxy card in the enclosed envelope. You may also vote via telephone or the Internet with the instructions provided on the proxy card. The vote of each shareholder is very important. You may revoke your proxy at any time before it is exercised by giving written notice to the Corporate Secretary of BASi, by delivering a properly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

On behalf of the Board of Directors and management of BASi, I sincerely thank you for your continued support.

Sincerely,

Jill C. Blumhoff

Chief Financial Officer, Vice President of Finance

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE: March 9, 2017

TIME: 10:00 a.m. (ET)

PLACE: Bioanalytical Systems, Inc. Headquarters

2701 Kent Avenue

West Lafayette, IN 47906

MATTERS TO BE VOTED UPON:

1.	The election of two Class II directors of BASi to serve until the annual meeting of shareholders in 2020 and until their respective successors are elected and qualified.

2.	The ratification of the appointment of RSM US LLP as the Company’s independent registered public accountants for fiscal 2017.

3.	Such other business as may properly be brought before the meeting

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THE PROXY STATEMENT AND FOR THE RATIFICATION OF RSM US LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2017.

Holders of BASi common shares of record at the close of business on January 24, 2017 are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors,

Jill C. Blumhoff

Chief Financial Officer, Vice President of Finance

YOUR VOTE IS IMPORTANT. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY. A POSTAGE-PAID RETURN ENVELOPE IS PROVIDED FOR THIS PURPOSE. YOU MAY ALSO VOTE VIA TELEPHONE OR THE INTERNET WITH THE INSTRUCTIONS PROVIDED ON THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on March 9, 2017: This Notice of Annual Meeting and Proxy Statement and our Fiscal 2016 Annual Report on Form 10-K are available in the “Investors” section of our website at www.basinc.com.

BIOANALYTICAL SYSTEMS, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

MARCH 9, 2017

GENERAL

This proxy statement is furnished by Bioanalytical Systems, Inc. (“BASi” or the “Company”) in connection with the solicitation by the Board of Directors of BASi of proxies to be voted at the Annual Meeting of Shareholders to be held at 10:00 a.m. (ET) on Thursday, March 9, 2017, and at any adjournment thereof. The meeting will be held at the principal executive offices of BASi, 2701 Kent Avenue, West Lafayette, Indiana 47906. This proxy statement and the accompanying form of proxy will be first mailed to shareholders on or about February 3, 2017.

A shareholder signing and returning the enclosed proxy may revoke it at any time before it is exercised by delivering written notice to the Secretary of BASi, by filing a properly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. The signing of a proxy does not preclude a shareholder from attending the Annual Meeting in person. All proxies returned prior to the Annual Meeting, and not revoked, will be voted in accordance with the instructions contained therein. Any proxy not specifying to the contrary will be voted FOR the election of the nominees for director named below, FOR the ratification of RSM US LLP as the Company’s independent registered public accountants for fiscal 2017, and in accordance with the recommendation of the proxy holders on any other matter that is properly brought before the meeting.

As of the close of business on January 24, 2017, the record date for the Annual Meeting, there were 8,107,677 common shares of BASi outstanding. Each outstanding common share owned as of January 24, 2017 entitles its holder to one vote. BASi has no other voting securities outstanding. Shareholders do not have cumulative voting rights.

A copy of BASi’s Annual Report on Form 10-K, including audited financial statements and a description of operations for the fiscal year ended September 30, 2016, accompanies this proxy statement. Each shareholder will receive a proxy statement whether or not sharing an address with another shareholder. The solicitation of proxies is being made by BASi and all expenses in connection with the solicitation of proxies will be borne by BASi. BASi expects to solicit proxies primarily by mail, but directors, officers and other employees of BASi may also solicit proxies in person or by telephone. BASi will pay any costs so incurred, but the directors, officers and other employees involved in such solicitations will not receive any additional compensation for such actions.

HOW TO VOTE YOUR SHARES

We are pleased to offer you four options for voting your shares:

(1)	You may vote via the Internet by following the instructions provided on the proxy card;

(2)	You may vote via telephone by following the instructions provided on the proxy card;

(3)	You may attend the Annual Meeting and cast your vote in person; or

(4)	You may complete, sign, date and return the proxy card by mail or hand delivery.

We encourage you to register your vote via the Internet, via telephone or by returning the enclosed proxy card. If you attend the meeting, you may also submit your vote in person and any votes that you previously submitted—whether via the Internet, by phone, by mail or by hand delivery—will be superseded by the vote that you cast at the meeting. Whether your proxy is submitted by the Internet, by phone, by mail or by hand delivery, if it is properly submitted and if you do not revoke it prior to the meeting, your shares will be voted at the meeting in the manner submitted. To vote at the meeting, beneficial owners who are not also the record holder of their shares will need to contact the broker, trustee or nominee that holds their shares to obtain a "legal proxy" to bring to the meeting.

COMMONLY ASKED QUESTIONS AND ANSWERS

Why am I receiving this proxy statement and proxy card?

This proxy statement describes the proposals on which you, as a shareholder of BASi, are being asked to vote. It also gives you information on the proposals to be voted on at the Annual Meeting, as well as other information so that you can make an informed decision. You are invited to attend the Annual Meeting to vote on the proposals, but you do not need to attend in person in order to vote.

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Who can vote at the Annual Meeting?

Shareholders who owned common stock on January 24, 2017, the record date for the Annual Meeting, may attend and vote at the Annual Meeting. Each common share entitles its holder to one vote. There were 8,107,677 common shares outstanding on January 24, 2017.

What am I voting on?

We are asking you to elect two Class II directors to the Board of Directors of the Company and to ratify the appointment of RSM US LLP as the Company's independent registered public accountants for fiscal 2017.

What if I change my mind after I give my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

•	Sending a signed statement to the Company that the proxy is revoked (you may send such a statement to the Company’s Corporate Secretary at our corporate headquarters address listed on the Notice of Meeting);

•	Signing another proxy with a later date; or

•	Voting in person at the meeting.

Your proxy will not be revoked if you attend the meeting but do not vote.

How many shares must be present to hold the meeting?

To hold the meeting and conduct business, a majority of BASi’s outstanding voting shares as of January 24, 2017 must be present in person or represented by proxies at the meeting. On January 24, 2017, a total of 8,107,677 common shares were outstanding and entitled to vote. Shares representing a majority of these votes, or 4,053,839 shares, must be present at the Annual Meeting, in person or by proxy, to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if:

•	They are voted via the Internet by following the instructions on the proxy card;

•	They are voted via the telephone by following the instructions on the proxy card;

•	They are voted in person at the meeting; or

•	They are voted by a properly executed proxy card delivered to the Company via mail or by hand delivery.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are registered in your name, they will not be voted unless you vote by the Internet, by telephone, by submitting your proxy card via mail or hand delivery, or by voting in person at the meeting.

How will my shares be voted if they are held in “street name”?

If your shares are held in “street name,” you should have received voting instructions with these materials from your broker or other nominee. We urge you to instruct your broker or other nominee how to vote your shares by following those instructions.

If you do not give your broker or nominee instructions as to how to vote your shares, they may not be voted, except on routine matters for which the broker or nominee may exercise discretionary authority under applicable rules. These “broker non-votes” will be counted for purposes of determining whether a quorum is present, but will generally have no effect on the proposals, because they are not considered votes cast.

How many votes must the nominees receive to be elected as Class II directors?

The two Class II directors nominated for election will be elected by a plurality of the votes cast, meaning that the two persons receiving the highest number of “for” votes will be elected. Shares represented by your proxy will be voted “for” the election of each nominee recommended by BASi’s Board of Directors, unless you withhold authority for any nominee. Abstentions and broker non-votes are not counted for purposes of determining whether a nominee is elected.

How many votes are required to approve the proposal to be voted on at the Annual Meeting other than the election of directors?

The proposal to ratify RSM US LLP as our independent registered public accountants will be approved if the number of votes cast for approval of the proposal exceeds the number of votes cast against the proposal at the Annual Meeting. Abstentions and broker non-votes are not counted for purposes of determining whether this proposal has been approved.

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Who will pay for this proxy solicitation?

We will bear the costs of soliciting proxies from our shareholders. These costs include preparing, assembling, printing, mailing and distributing the proxy statements, proxy cards and annual reports. We will also reimburse brokerage houses and other custodians for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the beneficial owners of common shares.

PROPOSALS TO BE VOTED UPON

PROPOSAL 1 - ELECTION OF DIRECTORS

Required Vote and Board of Directors’ Recommendation

Under the Company's Second Amended and Restated Bylaws, the number of directors of the Company is to be fixed by resolution of the Board of Directors. The Board of Directors has set the number of directors at four. In accordance with Indiana law and the Company’s Second Amended and Restated Bylaws, the Company’s Board of Directors is divided into three classes: Class I, Class II and Class III, each class having a staggered term of three years. Each year the term of office of one Class expires. The term of office of the Class II directors expires at the 2017 Annual Meeting.

Class II of the Board of Directors consists of two directors. The Board of Directors has nominated Wendy Perrow and Richard A. Johnson, Ph.D., (the "Nominated Directors") to be elected by the holders of the Company’s common shares, to serve as Class II Directors of the Company for a term expiring at the 2020 annual meeting of shareholders and until their respective successors are elected and qualified.

The nomination of each of the Nominated Directors was approved by the Company’s Nominating Committee and ratified by the Company’s Board of Directors. If elected, the Nominated Directors have each consented to serve as a director of the Company.

The Board of Directors unanimously recommends that shareholders vote FOR the election of each of the Nominated Directors. Unless authority to vote for any of the Nominated Directors is withheld, the accompanying proxy will be voted FOR the election of each of the Nominated Directors; however, the persons designated as proxies reserve the right to cast votes for another person designated by the Board of Directors in the event any Nominated Director becomes unable to serve or for any reason will not serve. Proxies will not be voted for more than two nominees. If a quorum is present, those nominees receiving a plurality of the votes cast will be elected to the Board of Directors.

Nominated Directors

Please find certain information about the Nominated Directors directly below. The address for each of the Nominated Directors is in care of BASi, 2701 Kent Avenue, West Lafayette, IN 47906.

Name	Age	Position	Served as Director Since
Richard A. Johnson, Ph.D.	71	Director	2012
Wendy Perrow	58	Director	2015

Business Experience of the Nominated Directors

Richard A. Johnson, Ph.D. was elected as a director of the Company on May 9, 2012. Dr. Johnson is currently an executive scientific consultant. From 1990 to 2008, he served as Founder and President of AvTech Laboratories. Prior to founding AvTech Laboratories, he served in various positions with The Upjohn Company, including Senior Research Scientist, Manager of Product Control, Manager of Quality Assurance Product Support and Director of Strategic Planning. Dr. Johnson received his Bachelor of Science in Chemistry from the Illinois Institute of Technology and his Ph.D. in Chemical Physics from Michigan State University. Dr. Johnson brings to the Board of Directors knowledge and insight on scientific matters, stemming from his extensive experience in the pharmaceutical industry.

Wendy Perrow was elected as a director of the Company on December 10, 2015. Ms. Perrow is Chief Executive Officer at AsclepiX Therapeutics. Ms. Perrow joined AsclepiX Therapeutics in 2016 as Chief Executive Officer. Prior to joining AsclepiX Therapeutics, Ms. Perrow was Chief Executive Officer at Alba Therapeutics and held senior executive marketing positions with private and public pharmaceutical companies. From 2004 to 2007, she was Vice President of Marketing and Sales for Sigma-Tau Pharmaceuticals, Inc. From 1989 to 2003, Ms. Perrow held positions at Merck and Co., Inc. in marketing, marketing promotion, international business research analysis, training, and sales. Ms. Perrow began her career in a division of Johnson & Johnson. Ms. Perrow holds a bachelor’s degree from Eastern Illinois University and a Masters of Business Administration degree in finance and marketing from Duke University - The Fuqua School of Business. Ms. Perrow provides our Board of Directors with insight and perspective on marketing and leadership, stemming from her extensive experience and leadership in the pharmaceutical industry.

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Remaining Members of the Board

The following table sets forth certain information regarding Larry Boulet, BASi’s other director. The address for Mr. Boulet is in care of BASi, 2701 Kent Avenue, West Lafayette, Indiana 47906. BASi’s Class III Director seat is currently vacant.

Name	Age	Position	Director Since

Class I Director serving until the 2019 Annual Meeting of Shareholders:
Larry S. Boulet	69	Director	2007

Class III Director serving until the 2018 Annual Meeting of Shareholders:
Vacant

The position of Class III director is currently vacant. The vacancy was created by the resignation of Jacqueline M. Lemke in November of 2016. The Board of Directors is currently seeking qualified candidates to fill the vacancy.

Business Experience of the Remaining Member of the Board

Larry S. Boulet has served as a director of the Company since May 2007 and was elected Chairman of the Board on July 28, 2016. Mr. Boulet was a Senior Audit Partner with PricewaterhouseCoopers (“PwC”) and a National Financial Services Industry Specialist, retiring in July 2002. For the last five years of his career with PwC, Mr. Boulet served as Partner-in-charge of the Indianapolis office’s Private Client Group. Prior to serving on our Board, he served on the Board of Directors of Century Realty Trust, an Indiana based, real estate investment trust. He also served as Audit Committee Chairman until the Trust’s sale and liquidation in 2007. Mr. Boulet has also served on the Indiana State University Foundation Board of Directors, where he is an Emeritus Director, a non-voting member of the Board, and former Chairman of the Board. He holds a B.S. degree in Accounting from Indiana State University. Mr. Boulet provides our Board of Directors with insight and perspective on accounting and financial matters, stemming from his extensive experience as an audit partner.

Board Independence

The Board of Directors has determined that Larry S. Boulet, Richard A. Johnson, Ph.D., and Wendy Perrow have no relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that such individuals meet the current independence requirements of the NASDAQ Marketplace Rules, as well as the independence requirements of the Securities and Exchange Commission (“SEC”).

Board Leadership Structure

In November of 2016 BASi’s former Chief Executive Officer and President resigned and those positions remain vacant as of the date of this proxy statement. Historically, the roles of Chairman and Chief Executive Officer have been split into two positions. The Board of Directors believes that separating these roles aligns the Company with emerging trends in best practices for corporate governance of public companies and accountability to shareholders. The Board also believes that this separation provides a leadership model that clearly distinguishes the roles of the Board of Directors and management. The separation of the Chairman and Chief Executive Officer positions has historically allowed our Chief Executive Officer to direct his or her energy towards operational and strategic issues while the non-executive Chairman focuses on governance and shareholders. The Company generally believes that separating the Chairman and Chief Executive Officer positions enhances the independence of the Board of Directors, provides independent business counsel for our Chief Executive Officer, and facilitates improved communications between Company management and members of the Board of Directors.

Oversight of Risk Management

It is management’s responsibility to manage our enterprise risks on a day-to-day basis. The Board of Directors is responsible for risk oversight by focusing on our overall risk management strategy and the steps management is taking to manage our risk. While the Board of Directors as a whole maintains ultimate oversight responsibility, the Board of Directors has delegated certain risk management oversight responsibilities to its various committees. The Audit Committee oversees management of market and operational risks that could have a financial impact, such as those relating to internal controls or liquidity. The Compensation Committee is responsible for overseeing risks related to our compensation programs, including structuring and reviewing our executive compensation programs, considering whether such programs are in line with our strategic objectives and incentivizing appropriate risk-taking. The Nominating / Corporate Governance Committee manages risks associated with governance issues, such as the independence of the Board of Directors and key executive succession.

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In addition to its formal compliance programs, the Board of Directors encourages management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations of the Company. The Company’s risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for the Company and to address them in its long-term planning process.

Committees and Meetings of the Board of Directors

The Board of Directors has established Compensation, Audit and Nominating/Corporate Governance Committees. Scheduled meetings are supplemented by frequent informal exchanges of information and actions taken by unanimous written consents without meetings.

No member of the Board of Directors attended fewer than 75% of the aggregate of the meetings of the Board of Directors and meetings of any committee of the Board of Directors of which he or she was a member. Two members of the Board of Directors attended the 2016 Annual Meeting of Shareholders. All of the members of the Board of Directors are encouraged, but not required, to attend BASi’s annual meetings. The following chart shows the number of meetings of each of the committees of the Board of Directors and meetings of the Board of Directors at which a quorum was present:

Committee	Members	Meetings in fiscal 2016

Compensation	David L. Omachinski (Chair)*	2
	Wendy Perrow (Chair) **
	John B. Landis, Ph.D.*
	Larry S. Boulet **
	Richard A. Johnson, Ph.D.**

Audit	Larry S. Boulet (Chair)	4
	Wendy Perrow**
	Richard A. Johnson, Ph.D.**
	David L. Omachinski*
	A. Charlene Sullivan, Ph.D.*

Nominating / Corporate Governance	A. Charlene Sullivan, Ph.D. (Chair)*	1
	Richard A. Johnson, Ph.D. (Chair)**
	Larry S. Boulet
	Wendy Perrow**

Board of Directors		6

* On July 18, 2016, John B. Landis, Ph.D., David Omachinski and A. Charlene Sullivan, Ph.D., retired as directors and retired from their respective positions on the Board’s committees. Additionally, Dr. Landis retired as Chairman of the Board.

** On July 18, 2016 the following committee assignments were made following the retirements:

(1)	Wendy Perrow was appointed as the Chairperson of the Board’s Compensation Committee and Messrs. Johnson and Boulet were appointed as members of the committee.
(2)	Dr. Johnson was appointed as the Chairperson of the Board’s Nominating/Corporate Governance Committee and Ms. Perrow was appointed as a member of the committee. Mr. Boulet continued as a member of the committee.
(3)	Mr. Boulet remained Chairperson of the Audit Committee and Ms. Perrow and Dr. Johnson were appointed members of the committee.

The Compensation Committee is responsible for, among other matters, making recommendations to the Board of Directors with respect to:

•	compensation arrangements for the executive officers of BASi;
•	policies relating to salaries and job descriptions;
•	insurance programs;
•	benefit programs, including retirement plans; and
•	administration of the 2008 Stock Option Plan.

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The Audit Committee is responsible for, among other matters:

•	reviewing with the auditors the scope of the audit work performed;
•	overseeing internal accounting controls;
•	reviewing financial reporting;
•	accounting personnel staffing; and
•	engaging, overseeing and, where necessary, discharging the independent registered public accounting firm.

The Nominating/Corporate Governance Committee is responsible for, among other matters:

•	receiving and reviewing recommendations for nominations to the Board of Directors; and
•	recommending to the Board of Directors individuals as nominees for election to the Board.

The Board of Directors has adopted a written charter for each of the Compensation Committee, the Audit Committee and the Nominating/Corporate Governance Committee, each of which can be found on our website at www.basinc.com. Compensation Committee, Audit Committee and Nominating/Corporate Governance Committee members are not employees of BASi and, in the opinion of the Board of Directors, are “independent” (as defined by applicable NASDAQ and SEC rules and regulations, including those pertaining to committee members). The Board of Directors has determined that Larry S. Boulet is an “audit committee financial expert” (as defined by Item 407(d)(5)(ii) of Regulation S-K) based upon, among other criteria, the experience described above under “Business Experience of Remaining Members of the Board”.

Director Nominations

The Nominating/Corporate Governance Committee will consider for nomination as directors persons recommended by shareholders entitled to vote on the election of directors. Such recommendations must be made to the Board of Directors in writing and delivered to Bioanalytical Systems, Inc., Attention: Corporate Secretary, 2701 Kent Avenue, West Lafayette, Indiana 47906. There is no fixed process for identifying and evaluating potential candidates to be nominees for directors, and there is no fixed set of qualifications that must be satisfied before a candidate will be considered. Rather, the Nominating/Corporate Governance Committee has the flexibility to consider such factors as it deems appropriate. These factors may include education, diversity, experience with business and other organizations comparable with BASi, the interplay of the candidate’s experience with that of other members of the Board of Directors, and the extent to which the candidate would be a desirable addition to the Board of Directors and to any of the committees of the Board of Directors. The Nominating/Corporate Governance Committee does not have a formal policy regarding the consideration of diversity in identifying director nominees, but the Nominating/Corporate Governance Committee does consider, among other things, a director nominee’s potential contribution to the diversity of background and experience of our Board of Directors, including with respect to age, gender, international background, race and specialized experience. The Nominating/Corporate Governance Committee will evaluate nominees for director submitted by shareholders in the same manner in which it evaluates other director nominees.

The Company’s Bylaws provide that nominations of persons for election to the Board of Directors may be made (i) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (ii) by any shareholder of the Company (1) who is a shareholder of record on the date of the giving of the relevant notice and on the record date for the determination of shareholders entitled to notice of and to vote at such meeting and (2) who complies with the notice procedures set forth in Bylaws by any shareholder entitled to vote for the election of members of the Board at the meeting. For nominations to be made by a shareholder, the shareholder must deliver notice to Bioanalytical Systems, Inc., Attention: Corporate Secretary, 2701 Kent Avenue, West Lafayette, Indiana 47906 not less than 90 days nor more than 120 days prior to the anniversary date of the prior year’s annual shareholders meeting. Nominations must be received between November 9, 2017 and December 9, 2017 for consideration at the 2018 Annual Shareholders’ Meeting. Nominations must set forth, with respect to the person nominated, their name, age, business address and residence address, principal occupation or employment, class and number of shares of BASi which are owned beneficially or of record by the person, and any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. The shareholder making this proposal must state his, her or its name and record address, the class and number of shares of BASi which he, she or it owns beneficially or of record, a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The Chair of the Nominating/Corporate Governance Committee or his or her designee shall have the authority to determine whether a nomination is properly made. No shareholder has properly nominated anyone for election as a director at the 2017 Annual Meeting.

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Family Relationships

There are no family relationships among the directors and executive officers of BASi.

Certain Relationships and Transactions

The Board reviews transactions with related parties, if any, including those required to be disclosed under Item 404 of Regulation S-K. There were no material transactions with related parties in fiscal 2016.

Communications with the Board of Directors

Any shareholder who desires to contact members of the Board of Directors, including the non-management members as a group, may do so by writing to:

BASi Corporate Secretary

2701 Kent Avenue

West Lafayette, IN 47906

secretary@BASinc.com

The Corporate Secretary will collect all such communications and organize them by subject matter. Thereafter, each communication will be promptly forwarded to the appropriate board committee chairperson according to the subject matter of the communication. Communications addressed to the non-management members as a group will be forwarded to each non-management member of the Board.

Communications with the Audit Committee

Any person who would like to contact the Company for the purpose of submitting a complaint regarding accounting, internal accounting controls, or auditing matters may do so via email, by writing to:

Chairman of the Audit Committee,

Larry S. Boulet

auditcommittee@BASinc.com

Upon receipt of a complaint, the Chairman of the Audit Committee will follow a review process and actions dictated in the Company’s Code of Business Conduct and Ethics to review and address the complaint. The Company’s Code of Business Conduct and Ethics applies to all of BASi’s directors, employees and officers. BASi’s Code of Business Conduct and Ethics is available on the Company’s website at www.basinc.com.

Non-Employee Director Compensation and Benefits

BASi's compensation package for non-employee directors is generally comprised of cash (annual retainers and board and committee meeting fees) and historically has included stock option awards. The annual pay package is designed to attract and retain highly-qualified, independent professionals to represent BASi's shareholders and reflect BASi's position in the industry. Actual annual pay varies among directors based on Board committee memberships, committee chair responsibilities and meetings attended. BASi has not adopted guidelines with respect to non-employee director ownership of common shares. Directors, who are employees, if any, receive no additional compensation for their service on the Board.

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Compensation for non-employee directors during fiscal 2016 consisted of the following:

Type of Compensation	Amount ($)
Annual retainer for Board membership	8,000
Annual retainer for director serving as Chairman of the Board	8,000
Annual retainer for director serving as Chair of the Audit Committee	5,000
Annual retainer for director serving as Chair of the Compensation Committee	2,500
Annual retainer for director serving as Chair of the Nominating Committee	1,500
Meeting fee for Board meeting, in person	1,000
Meeting fee for Board meeting, by phone	500
Committee meetings, non-Board meeting days, in person	500
Committee meetings, non-Board meeting days, by phone	250
Daily fee for consultation with management	1,000

For meetings of the standing Board committees held in conjunction with a meeting of the Board, no additional fees are paid.

Option Awards

In fiscal 2016, there were no common stock options or other equity awards granted to non-employee directors.

Business Expenses

The directors are reimbursed for their business expenses related to their attendance at BASi meetings, including room, meals and transportation to and from Board and committee meetings.   Directors are also encouraged to attend educational programs related to Board issues and corporate governance, which are reimbursed by the Company.

Non-Employee Directors' Compensation Table

The following table shows information regarding the compensation of BASi's non-employee directors for fiscal 2016. Ms. Lemke did not receive any compensation for her service as a director.

DIRECTOR COMPENSATION FOR FISCAL 2016
Name (1)	Fees paid in cash ($)	All Other Compensation ($) (2)	Total ($)
Larry S. Boulet	21,750	-	21,750
Richard A. Johnson, Ph.D.	13,125	-	13,125
John B. Landis, Ph.D.	15,500	-	15,500
David L. Omachinski	10,375	-	10,375
Wendy Perrow	11,625	285	11,910
A. Charlene Sullivan, Ph.D.	10,875	-	10,875

(1)	Total options outstanding for each director at fiscal year-end 2016 are as follows: 15,000 outstanding options for each of Mr. Boulet and Dr. Johnson.
(2)	Reimbursement for travel expenses associated with Board meetings.

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AUDIT COMMITTEE REPORT

The following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission nor shall this information be incorporated by reference into any existing or future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that BASi specifically incorporates it by reference into a filing.

The Audit Committee of the Board operates under a written charter, which is reviewed periodically and was most recently amended in January, 2017. The Audit Committee is comprised of three non-employee directors, each of whom in the opinion of the Board of Directors meets the current independence requirements and financial literacy standards of the NASDAQ Marketplace Rules, as well as the independence requirements of the SEC. In the opinion of the Board of Directors, Mr. Boulet meets the criteria for an “audit committee financial expert” as set forth in applicable SEC rules.

BASi’s management is primarily responsible for the preparation, presentation and integrity of the Company’s financial statements. BASi’s independent registered public accounting firm, RSM US LLP (“independent auditors”), is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion as to the conformity of the financial statements with generally accepted accounting principles.

The function of the Audit Committee is to assist the Board of Directors in its oversight responsibilities relating to the integrity of BASi’s accounting policies, internal controls and financial reporting. The Audit Committee reviews BASi’s quarterly and annual financial statements prior to public earnings releases and submission to the SEC; reviews and evaluates the performance of our independent auditors; consults with the independent auditors regarding internal controls and the integrity of the Company’s financial statements; assesses the independence of the independent auditors; and is responsible for the selection of the independent auditors. In this context, the Audit Committee has met and held discussions with members of management and the independent auditors. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. Management has also represented to the Audit Committee that the Company’s internal controls over financial reporting were effective as of the end of the Company’s most recently-completed fiscal year.

The Audit Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 114 (Communications with Audit Committees), as amended, including the quality and acceptability of the Company’s financial reporting process and internal controls. The Audit Committee has also discussed with the Company’s independent auditors the overall scope and plans for the annual audit and reviewed the results of the audit with management and the independent auditors.

In addition, the Audit Committee has discussed the independent auditors’ independence from the Company and its management, including the matters in the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence. The Audit Committee has also considered whether the provision of any non-audit services (as discussed under “Fees of Independent Registered Public Accountants”) would impact the independence of the auditors.

The members of the Audit Committee are not engaged in the practice of auditing or accounting. In performing its functions, the Audit Committee necessarily relies on the work and assurances of the Company’s management and independent auditors.

In reliance on the reviews and discussions referred to in this report and in light of its role and responsibilities, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2016, be filed with the SEC.

AUDIT COMMITTEE

Larry S. Boulet (Chairman)

Wendy Perrow

Richard A. Johnson, Ph.D.

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PROPOSAL 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed RSM US LLP (“RSM”) as the Company’s independent registered public accountants for the fiscal year ending September 30, 2017. We are asking our shareholders to ratify RSM as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of RSM to our shareholders for ratification as a matter of good corporate practice.

The proposal will be approved if more shares represented in person or by proxy and entitled to vote on this item at the Annual Meeting are voted for approval of the proposal than are voted against approval of the proposal.

The Board unanimously recommends that shareholders vote “FOR” ratification of the appointment of RSM US LLP as the Company’s independent registered public accountants for fiscal 2017.

In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Selection of Independent Registered Public Accountants

The Company’s Audit Committee engaged RSM as the Company’s independent registered public accounting firm for the audit of the consolidated financial statements for the fiscal years ended September 30, 2016, 2015, 2014 and 2013, respectively.

Representatives of RSM are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions concerning the audit of the Company’s financial statements.

Fees of Independent Registered Public Accountants

The approximate aggregate fees billed for the last two fiscal years for each of the following categories of services are set forth below:

	2016	2015
Audit Fees –
Aggregate fees for annual audit, quarterly reviews	$207,000	$254,000

Audit Related Fees -
Aggregate fees for assurance and related services	$—	$—

Tax Fees -
Income tax services related to compliance with tax laws	$—	$—

All Other Fees -	$—	$—

There were no fees for services other than the above paid to the Company’s independent registered public accountants.

BASi’s policies require that the scope and cost of all work to be performed for BASi by its independent registered public accountants must be approved by the Audit Committee. Prior to the commencement of any work by the independent registered public accountants on behalf of BASi, the independent registered public accountants provide an engagement letter describing the scope of the work to be performed and an estimate of the fees. The Audit Committee and the Chief Financial Officer must review and approve the engagement letter and the estimate before authorizing the engagement. All fees were reviewed and approved by the Audit Committee and the Chief Financial Officer during fiscal 2016 and 2015. Where fees charged by the independent registered public accountants exceed the estimate, the Audit Committee must review and approve the excess fees prior to their payment.

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COMPENSATION OF EXECUTIVE OFFICERS

Compensation Committee and Compensation Methodology

During fiscal 2016, the Compensation Committee of the Board of Directors was responsible for administering the compensation and benefit programs for BASi's team members, including its executive officers. The Compensation Committee annually reviews and evaluates cash compensation and stock option award recommendations from management along with the rationale for such recommendations, as well as summary information regarding the aggregate compensation provided to BASi's executive officers other than the President and Chief Executive Officer. The Compensation Committee examines these recommendations in relation to BASi's overall objectives and makes compensation recommendations to the Board for final approval. The Compensation Committee also sends to the Board for approval its recommendations on compensation for the President and Chief Executive Officer, who does not participate in the decisions of the Board as to her compensation package.

BASi's executive compensation practices are affected by the highly competitive nature of the biotechnology industry and the location of BASi's executive offices in West Lafayette, Indiana. The fact that West Lafayette, Indiana is a small city in a predominantly rural area can present challenges to attracting executive talent from other industries and parts of the country. However, the favorable cost of living in this area and the small number of competitive employers in this market, enable the Company to pay generally lower salaries for comparable positions to others in its industry. The Company has also recruited a number of key employees from Purdue University, particularly for scientific and technical responsibilities.

The Company has developed compensation packages for BASi's executive officers that meet each of the following three criteria: (1) market competitive - levels competitive with companies of similar size and performance to BASi; (2) performance-based "at risk" pay; and (3) shareholder-aligned incentives that are structured to create alignment between the shareholders and executives with respect to short-term and long-term objectives.

On February 7, 2013, the Board of Directors approved an Annual Incentive Bonus Plan (“AIBP”) for all salaried and hourly employees of BASi, including BASi’s Named Executive Officers or “NEOs”. This AIBP has been established in order to align all participants with the annual goals and objectives of the Company and to create a direct link between compensation and the annual financial and operational performance of the Company. Under the terms of the AIBP, salaried and hourly employees, including the NEOs, were eligible to receive performance-based incentive bonuses based on the Company’s achievement of specific EBITDA levels for the fiscal years ended September 30, 2016 and 2015, respectively, as well as the individual’s accomplishment of specific performance goals. In fiscal 2016 and 2015, no AIBP bonuses were earned by the NEOs.

Compensation Risks

The Company has considered the components of the Company's compensation policies and practices. We believe that risks arising from our compensation policies and practices for our employees, including our executive officers, are not likely to have a material adverse effect on us. In addition, the committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risk.

The Company has reviewed the elements of executive compensation to determine whether any portion of executive compensation encouraged excessive risk taking. It concluded that:

•	The combination of base salary and incentive compensation, including annual incentive compensation and long-term incentive compensation, reduces the significance of any one particular compensation element.

•	Our historical four-year equity vesting period encourages long-term perspectives among award recipients.

•	The Company's performance goals are appropriately set in order to avoid targets that, if not met, result in a large percentage loss of compensation.

•	Our system of internal control over financial reporting, among other controls, reduce the likelihood of manipulation of our financial performance to enhance payments under incentive compensation plans.

Based on the foregoing, we have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on BASi.

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Employment Agreements

BASi has an employment agreement with Dr. Bourdage and had an employment agreement with Ms. Lemke prior to her resignation in November of 2016.

Employment Agreement with Jacqueline M. Lemke

On July 1, 2014, BASi entered into a Second Amended and Restated Employment Agreement with Ms. Lemke. The term of the employment agreement extended through June 30, 2017, subject to automatic renewal for successive one-year terms unless either party gave the other written notice of their intent to terminate the agreement at least 90 days before the end of the then current term. Under her employment agreement, Ms. Lemke’s base salary was $26,000 per month, and she received a one-time cash bonus in the amount of $50,000 on the Company’s first regular payroll date after the effective date of the agreement. Ms. Lemke was eligible for an annual cash bonus based upon performance under the Company's AIBP, if any, and for a $1,400 monthly commuting allowance in addition to reimbursement of business expenses in accordance with the Company’s standard reimbursement policies. Under her employment agreement and predecessor agreements thereto, Ms. Lemke also received options awards.

Ms. Lemke’s employment agreement provided for severance benefits following the termination of her employment under certain circumstances. If she was terminated by BASi without "cause", or if Ms. Lemke terminated her employment for "good reason" (each as defined in her employment agreement) she would have been entitled to the following:

•	Ms. Lemke’s base salary, payable monthly for 18 months following termination;
•	all vacation accrued as of the date of termination;
•	all bonus amounts earned but not paid as of the date of termination;
•	all salary earned but not paid through the date of termination; and
•	health insurance coverage or COBRA reimbursement for the 18-month period.

In addition, Ms. Lemke’s employment agreement contained a change in control feature. If Ms. Lemke was “involuntarily terminated” for any reason following a change in control (as defined in the employment agreement), Ms. Lemke would have received an amount equal to her monthly base salary for the 12 months prior to termination payable for at least 18 months. She would also have been eligible for any special bonus program and have been eligible during the termination payment period to participate in Company sponsored benefits, savings and retirement plans, practices, policies and programs, with the employee contribution paid by the employee.

In November of 2016, Ms. Lemke resigned as Chief Executive Officer and President and as a member of the Company’s Board of Directors. On January 11, 2017, the Company entered into a Settlement Agreement and Release of All Claims (the "Settlement Agreement") with Ms. Lemke. Subject to the terms of the Settlement Agreement, the Company agreed, among other things, to pay Ms. Lemke a severance benefit in the form of salary continuation and to reimburse Ms. Lemke for COBRA group health care program premiums for a period of 6 months (“Severance Period”). As a condition of receiving the payments and benefits under the Settlement Agreement, Ms. Lemke agreed to release substantially all claims against the Company. The Settlement Agreement also (i) prohibits Ms. Lemke and the Company from disparaging the other, (ii) expressly provides that Ms. Lemke remains subject to the confidentiality and non-solicitation obligations provided in her Second Amended and Restated Employment Agreement and (iii) during the Severance Period, requires Ms. Lemke to make herself available to provide reasonable assistance to the Company with transitional matters relating to her former duties with the Company.

Employment Agreement with Dr. James S. Bourdage

On June 2, 2014, Dr. James S. Bourdage joined BASi as the Vice President of Bioanalytical Services. His base salary is $14,166.67 per month with a targeted AIBP payout of 30% of base salary. Dr. Bourdage is also eligible to participate in all employee benefit plans which are generally made available to employees of the Company, subject to the eligibility, qualification, waiting period and other terms and conditions of such plans as they shall be in effect from time to time.

In connection with his employment, BASi granted Dr. Bourdage an option to purchase 10,000 shares of the Company's common stock pursuant to the Company's Employee Stock Option Plan and an Option Agreement dated June 2, 2014.  The grant was effective on June 2, 2014 at a price of $2.71. The option vests in four equal annual installments beginning June 2, 2015, subject to Dr. Bourdage’s continued employment with BASi. This option grant expires on the tenth anniversary of the effective date of the grant.

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On November 13, 2015, BASi and Dr. Bourdage entered into a retention and severance agreement. The term of this agreement extends through December 31, 2017, subject to automatic renewals for successive one-year terms unless either party gives the other written notice of their intent to terminate such Agreement at least 30 days before the end of the then current term. Under the agreement, if Dr. Bourdage’s employment is terminated other than for "Good Cause" or due to his "Disability" (each as defined in his agreement), including within twenty-four months following a "Change in Control" (as defined in his agreement), if he resigns for "Good Reason" (as defined in his agreement) within twenty-four months following a Change in Control, or if the Company gives notice of its intention not to renew his agreement, then the Company shall (a) pay Dr. Bourdage accrued pay and benefits earned through the date of his termination of employment, subject to the terms and conditions of such benefits; and (b) pay Dr. Bourdage, as compensation for loss of office, six months base salary at his then current salary in equal bi-weekly installments over the six-month period following the date of termination. In addition, with respect to triggering terminations or resignations following a Change in Control, (a) all outstanding unvested Company options, restricted stock or stock units held by Dr. Bourdage as of the termination that would have vested in accordance with their terms prior to the first anniversary of the termination would immediately vest, with any such options remaining exercisable for a period of 30 days thereafter and (b) Dr. Bourdage would be entitled to receive, at the time when a payout with respect to any performance shares held by Dr. Bourdage as of the termination would otherwise have been made, a pro-rata portion of the number of such performance shares that would have been earned by Dr. Bourdage in accordance with the terms thereof had he remained employed on the date required to earn such shares.

Executive Compensation Tables

Fiscal 2016 Summary Compensation Table

For fiscal 2016, our Named Executive Officers or “NEOs” were Philip A. Downing, Dr. James Bourdage and Jacqueline M. Lemke. The following narrative, tables and footnotes describe the "total compensation" earned by the Company’s NEOs during fiscals 2016 and 2015. Individual components of the total compensation calculation reflected in the Summary Compensation Table are broken out below:

Salary. Base salary earned during fiscals 2016 and 2015. The terms of the relevant employment agreements governed the base salary for each NEO.

Bonus. No bonuses were paid or accrued in fiscal 2016 or 2015for any NEO.

Option Awards. The award disclosed under the heading "Option Awards" consists of the aggregate grant date fair value of the stock option award granted in fiscal 2015 to Mr. Downing computed in accordance with FASB ASC Topic 718. The grant date fair value of the option award may vary from the actual amount ultimately realized by Mr. Downing based on a number of factors. The factors include BASi's actual operating performance, common share price fluctuations, differences from the valuation assumptions used, the limited liquidity in the trading of the Company’s shares and the timing of exercise or applicable vesting. Assumptions used in the calculation of the grant date fair value are included in Note 10 in the Notes to Consolidated Financial Statements in BASi’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016.

All Other Compensation. The amounts included under “All Other Compensation” are described in the footnotes to the table.

SUMMARY COMPENSATION TABLE
Name	Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)		All Other Compensation ($)		Total ($)

Philip A. Downing	Vice President of	2015	137,500	-	16,530	(3)	-		154,030
(2)	Preclinical Services	2016	148,444	-	-		-		148,444

James Bourdage, Ph.D.	Vice President of	2015	170,000	-	-		-		170,000
(4)	Bioanalytical Services	2016	174,038	-	-		-		174,038

Jacqueline M. Lemke	President and Chief Executive	2015	312,000	-	-		17,558	(6)	329,558
(5)	Officer	2016	296,400	-	-		9,158	(7)	305,558

(1)	Represents the aggregate grant date fair value of the stock option award granted in fiscal 2015 in accordance with FASB ASC Topic 718.
(2)	Mr. Downing was promoted to Vice President of Preclinical Services on March 11, 2015.
(3)	Grant date fair value of new grant on March 13, 2015 for 10,000 options on common shares, vesting evenly beginning March 13, 2016 and each successive year through March 13, 2019.
(4)	Dr. Bourdage was hired on June 2, 2014, as Vice President of Bioanalytical Services.

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(5)	Ms. Lemke was hired on April 9, 2012, as Chief Financial Officer and Vice President of Finance. On July 5, 2012, Ms. Lemke was elected interim President and Chief Executive Officer, with continuing duties as Chief Financial Officer and Vice President. On February 7, 2013, Ms. Lemke was elected President and Chief Executive Officer, with continuing duties as Chief Financial Officer and Vice President. Ms. Lemke relinquished her duties as Chief Financial Officer and Vice President upon the Company’s hiring of a Chief Financial Officer on June 9, 2014. In November of 2016, Ms. Lemke resigned as the President and Chief Executive Officer, as well as from her role as a director on the Company’s Board of Directors.
(6)	Includes $1,400 monthly car allowance and company paid life insurance premiums.
(7)	Includes $1,400 monthly car allowance through February 2016 and company paid life insurance premiums.

Outstanding Equity Awards at Fiscal Year-End Table

BASi has awarded stock options to members of its senior management and other BASi team members. The terms of these awards typically provide for vesting over a defined period of time. Option awards historically had a four-part vesting schedule in which the first of the four installments vests on the second anniversary of the grant date. Each subsequent one-fourth installment thereafter vests on the anniversary of the grant date for the next three years; however, the Compensation Committee and the Board have the ability to alter, and occasionally do alter, the vesting schedule to meet specific objectives. The options expire if not exercised within ten years from the date of grant. The following table shows the equity awards granted to BASi's NEOs that were outstanding as of the end of BASi's 2016 fiscal year.

OUTSTANDING EQUITY AWARDS AT FISCAL 2016 YEAR-END
OPTION AWARDS

	Number of Securities Underlying Unexercised Options
Name	(#) Exercisable	(#) Unexercisable		Option Exercise Price ($)	Option Expiration Date

Philip A. Downing	4,500	—		5.09	September 4, 2018
	10,000	—		1.01	August 15, 2020
	500	—		1.40	January 16, 2023
	2,500	7,500	(1)	2.00	March 13, 2025

James S. Bourdage, Ph.D.	5,000	5,000	(2)	2.71	June 1, 2024

Jacqueline M. Lemke	50,000	—	(3)	1.32	October 14, 2022
	25,000	—	(4)	1.70	February 6, 2023
	16,666	8,334	(5)	2.53	June 30, 2024

(1)	Options on 2,500 shares vest on March 13, 2017, 2,500 shares vest on March 13, 2018 and 2,500 shares vest on March 13, 2019.
(2)	Options on 2,500 shares vest on June 2, 2017 and 2,500 shares vest on June 2, 2018.
(3)	Options on the 50,000 shares remain exercisable per the terms of Ms. Lemke’s Settlement Agreement.
(4)	Options on the 25,000 shares were forfeited per the terms of Ms. Lemke’s Settlement Agreement.
(5)	Options on the 16,666 shares listed as exercisable and options on the 8,334 shares listed as unexercisable were forfeited per the terms of Ms. Lemke’s Settlement Agreement.

Equity Compensation Plan Information

BASi maintains stock options plans that allow for the granting of options to employees and directors of BASi. The following table gives information about equity awards under the stock option plans as of the end of fiscal 2016.

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Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under the Equity Compensation Plan *

Equity compensation plans approved by security holders	247,500	$1.82	228,084

Equity compensation plans not approved by security holders	15,000	$0.86	-
TOTAL	262,500	$1.76	228,084

*Excluding securities reflected in first column.

For additional information regarding BASi’s stock option plans, please see Note 10 in the Notes to Consolidated Financial Statements in BASi’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016.

PRINCIPAL SHAREHOLDERS

Common Stock

The following table shows, as of January 24, 2017, the number of common shares owned by our directors, executive officers named in the Summary Compensation Table above, our current directors and executive officers as a group, and beneficial owners known to us to hold more than 5% of our outstanding common shares. As of January 24, 2017, there were 8,107,677 common shares outstanding.

NAME	Shares Owned		%
Peter T. Kissinger (1)	1,275,767		15.7
Candice B. Kissinger(2)	1,275,767		15.7
Seth W. Hamot (3)	636,621		7.9
Jacqueline M. Lemke	119,685	(5)	1.5
Larry S. Boulet (4)	30,000	(6)	0.4
Richard A. Johnson, Ph.D. (4)	25,000	(7)	0.3
Philip A. Downing (4)	24,500	(8)	0.3
James S. Bourdage, Ph.D. (4)	5,000	(9)	0.1
Wendy Perrow (4)	—		*

6 Executive Officers and Directors as a group	204,185		2.5

* Less than 0.1%

(1)	Dr. Kissinger’s shares owned beneficially include 427,547 shares over which he has sole voting and dispositive power, 595,910 shares over which he shares voting and dispositive power with his spouse and 252,310 shares over which his spouse has sole voting and dispositive power, including 1,354 shares indirectly held by Ms. Kissinger as custodian for the benefit of their children. The address for Dr. Kissinger is 111 Lorene Place, West Lafayette, Indiana 47906. The information is based on a Form 13D/A filed with the Securities and Exchange Committee on January 29, 2010.
(2)	Ms. Kissinger’s shares owned beneficially include 252,310 shares over which she has sole voting and dispositive power, including 1,354 shares indirectly held by Ms. Kissinger as custodian for the benefit of their children, 595,910 shares over which she shares voting and dispositive power with her spouse and 427,547 shares over which her spouse has sole voting and dispositive power. The address for the Ms. Kissinger is 111 Lorene Place, West Lafayette, Indiana 47906. The information is based on a Form 13D/A filed with the Securities and Exchange Committee on January 29, 2010.
(3)	Shares owned beneficially include 500,000 shares issuable upon conversion of the Company’s Series A convertible preferred stock. The address for Mr. Hamot is 222 Berkeley Street, 17th floor, Boston, Massachusetts, 02116.

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(4)	Addresses are in care of BASi at 2701 Kent Avenue, West Lafayette, Indiana 47906.
(5)	Shares owned include 50,000 shares underlying exercisable stock options as of January 24, 2017.
(6)	Shares owned include 15,000 shares underlying exercisable stock options as of January 24, 2017.
(7)	Shares owned include 15,000 shares underlying exercisable stock options as of January 24, 2017.
(8)	Shares owned include 17,500 shares underlying exercisable stock options as of January 24, 2017.
(9)	Shares owned include 5,000 shares underlying exercisable stock options as of January 24, 2017.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of BASi’s Common Shares and any other person subject to section 16(a) with respect to BASi to file with the Securities and Exchange Commission reports showing ownership of and changes in ownership of BASi’s Common Shares and other equity securities. On the basis of information available to us, we believe that all filing requirements were met for fiscal 2016.

SHAREHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

Shareholder proposals to be considered for presentation and inclusion in the proxy statement for the 2018 Annual Meeting of Shareholders must be submitted in writing and received by BASi on or before October 2, 2017. If notice of any other shareholder proposal intended to be presented at the 2018 Annual Meeting of Shareholders is not received by BASi on or before December 10, 2017, the proxy solicited by the Board of Directors of BASi for use in connection with that meeting may confer authority on the proxies to vote in their discretion on such proposal, without any discussion in the BASi proxy statement for that meeting of either the proposal or how such proxies intend to exercise their voting discretion. The mailing address of the principal offices of BASi is 2701 Kent Avenue, West Lafayette, Indiana 47906.

In addition, any shareholder proposal must be in proper written form. To be in proper written form, a shareholder's proposal must set forth as to each matter such shareholder proposes to bring before the 2018 Annual Meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and record address of such shareholder, (c) the number of common shares of BASi which are owned beneficially or of record by such shareholder, (d) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business and (e) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

OTHER BUSINESS

As of the date of this proxy statement, the Board of Directors of BASi has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If (a) any matters not within the knowledge of the Board of Directors as of the date of this proxy statement should properly come before the meeting; (b) a person not named herein is nominated at the meeting for election as a director because a nominee named herein is unable to serve or for any reason will not serve; (c) any proposals properly omitted from this proxy statement and the form of proxy should come before the meeting; or (d) any matters should arise incident to the conduct of the meeting, then the proxies will be voted in accordance with the recommendations of the proxy holders of BASi.

By Order of the Board of Directors,

Jill C. Blumhoff

Chief Financial Officer, Vice President of Finance

February 3, 2017

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IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on March 9, 2017. Vote by Internet • Go to www.envisionreports.com/BASI • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. • Follow the instructions provided by the recorded message X Annual Meeting Proxy Card IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board recommends a vote FOR all nominees and FOR Proposal 2. 1. Election of Directors: For Withhold 01 – Wendy Perrow 02 – Richard A. Johnson, Ph.D. B Non-Voting Items Change of Address — Please print your new address below. For Against Abstain 2. Proposal to ratify RSM US LLP as the Company’s independent registered public accountants for fiscal 2017. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. + C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. 01ZHYA Signature 1 — Please keep signature within the box. 1UPX Signature 2 — Please keep signature within the box. +

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy - Bioanalytical Systems Inc. Notice of 2017 Annual Meeting of Shareholders Principal Executive Offices of BASi 2701 Kent Avenue, West Lafayette, IN 47906 Proxy Solicited by Board of Directors for Annual Meeting - March 9, 2017 at 10:00 a.m. Jill Blumhoff is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Bioanalytical Systems, Inc. to be held on March 9, 2017 at 10:00 a.m. or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxy will have authority to vote FOR the nominees in Proposal 1 and FOR Proposal 2. In her discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)